UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2000 (July 12, 2000)

                                 IEXALT, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

          NEVADA                    00-09322                  75-1667097
 (STATE OF INCORPORATION)   (COMMISSION FILE NUMBER)        (IRS EMPLOYER
                                                          IDENTIFICATION NO.)

                                 4301 WINDFERN
                              HOUSTON, TEXAS 77041
    (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES INCLUDING ZIP CODE)

                                 (281) 600-4000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

      On July 12, 2000, iExalt, Inc., a Nevada corporation (the "Company") completed the acquisition of all of the issued and outstanding capital stock of Keener Communications Group, a California corporation ("KCG"). KCG is the publisher of the Christian Times newspapers, a leading regional Christian newspaper which is published in eight regional editions in California and has a monthly circulation of approximately 180,000 copies. Distributed through churches and individual subscriptions, the newspaper reports on current events from a Christian perspective, focusing on traditional family values and church trends.

      As consideration for the acquisition, the Company issued a total of 450,000 common shares to the owners of KCG. The Company also granted "piggyback" registration rights with respect to an aggregate of 40,000 iExalt common shares issued in the acquisition. The amount of the consideration given in exchange for all of the issued and outstanding capital stock of KCG was based on arms-length negotiation among the parties.

      In connection with the acquisition, Lamar Keener entered into a five-year employment agreement with KCG to serve as its President and CEO. As part of the employment agreement, Mr. Keener was awarded options to purchase up to 125,000 shares of the Company's common stock, at an exercise of $1.80 per share, and vesting as to 25,000 shares per year on each of the next five anniversary dates of the closing of the acquisition.

      A copy of the press release issued by the Company relating to the acquisition is attached as an exhibit to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         As the acquisition of KCG is not significant to the business of the Company, no financial statements of KCG will be filed with the Securities and Exchange Commission.

         (b) PRO FORMA FINANCIAL INFORMATION.

         As the acquisition of KCG is not significant to the business of the Company, no pro forma financial information relating to the acquired business will be filed with the Securities and Exchange.

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
         (c) EXHIBITS.

         The following exhibits are filed herewith:

                   EXHIBIT NO.                     DESCRIPTION
                   -----------                     -----------
                       2.1 Agreement and Plan of Reorganization, dated June 30, 2000, among iExalt, Inc., KCG Combination Corp., and Keener Communications Group and its
                                   Shareholders (exhibits omitted).

                       2.2 Agreement of Merger, dated June 30, 2000, among iExalt, Inc., KCG Combination Corp., and Keener Communications Group.

                       4.1 First Addendum to Registration Rights Agreement, dated June 30, 2000.

                      99.1 Press release issued by the Company relating to the acquisition of Keener Communications Group.

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
                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DATE: July 27, 2000.                      iExalt, Inc.

                                          By:   /s/ JAMES W. CARROLL
                                             -----------------------------------
                                                James W. Carroll
                                                Vice President and
                                                Chief Accounting Officer

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
                              INDEX TO EXHIBITS

         The following exhibits are filed herewith:

                   EXHIBIT NO.                     DESCRIPTION
                   -----------                     -----------
                       2.1 Agreement and Plan of Reorganization, dated June 30, 2000, among iExalt, Inc., KCG Combination Corp., and Keener Communications Group and its
                                   Shareholders (exhibits omitted).

                       2.2 Agreement of Merger, dated June 30, 2000, among iExalt, Inc., KCG Combination Corp., and Keener Communications Group.

                       4.1 First Addendum to Registration Rights Agreement, dated June 30, 2000.

                      99.1 Press release issued by the Company relating to the acquisition of Keener Communications Group.

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